UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION

(Name of Registrant as specified in its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

☒	No fee required.

☐	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

☐	Fee paid previously with preliminary materials.

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☐	Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SECURITY NATIONAL FINANCIAL CORPORATION

433 Ascension Way, 6th Floor

Salt Lake City, Utah 84123

April 28, 2026

Dear Stockholders:

On behalf of the Board of Directors (the “Board”), it is my pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) to be held on Friday, June 26, 2026, beginning at 10:00 a.m., Mountain Daylight Time, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123. The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

The matters to be addressed at the meeting will include (1) the election of nine directors; (2) the amendment of the Company’s 2022 Equity Incentive Plan to provide that up to 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock; (3) to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers; (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026; and (5) the transaction of such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof. Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. I will also report on the Company’s business activities and answer any stockholder questions.

The Company will be providing access to its proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. Accordingly, on or about April 28, 2026, you will receive a Notice of Internet Availability of Proxy Materials, which will provide instructions on how to access the Company’s Proxy Statement and 2025 Annual Report online. This approach conserves natural resources and reduces the Company’s printing and distribution costs, while providing a timely and convenient method of accessing the materials and voting. The notice also contains instructions on how to receive a paper copy of the Company’s proxy materials, including the Proxy Statement, the 2025 Annual Report, and a proxy card.

The Company intends to hold its Annual Stockholders Meeting in person. The Company will also provide a non-interactive broadcast of the meeting via the Internet. Please monitor the Company’s Annual Meeting website at www.securitynational.com/annualmeeting for updated information. As always, the Company encourages you to vote your shares prior to the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, please promptly submit your proxy over the Internet by following the instructions found on your notice. As an alternative, you may follow the procedures outlined in your notice to request a paper proxy card to submit your vote by mail.

Thank you for your support of Security National Financial Corporation. We look forward to your attendance at the Annual Meeting.

Sincerely yours,

/s/ Scott M. Quist
Scott M. Quist
Chairman of the Board, President, and Chief Executive Officer

SECURITY NATIONAL FINANCIAL CORPORATION

433 Ascension Way, 6th Floor,

Salt Lake City, Utah 84123

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2026

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”), a Utah corporation, will be held on Friday, June 26, 2026, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123, beginning at 10:00 a.m., Mountain Daylight Time, to consider and act upon the following:

1.	To elect a Board of Directors consisting of nine directors (three directors to be elected exclusively by the Class A common stockholders voting separately as a class, and the remaining six directors to be elected by the Class A and Class C common stockholders voting together) to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;
2.	The amendment of the Company’s 2022 Equity Incentive Plan to provide that up to 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock;
3.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers;
4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 20, 2026, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for examination by a stockholder for any purpose relevant to the meeting during ordinary business hours at the offices of the Company at 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123 during the 20 days prior to the meeting.

By order of the Board of Directors,

/s/ Jeffrey R. Stephens
Jeffrey R. Stephens
Secretary

April 28, 2026
Salt Lake City, Utah

Important Notice Regarding the Availability of Proxy Materials for the Security National Financial Corporation

Annual Meeting to be held on June 26, 2026

The Proxy Statement and the Company’s 2025 Annual Report are available at

www.securitynational.com/shareholders

Security National Financial Corporation

Proxy Statement

TABLE OF CONTENTS

General Information	1
Record Date and Voting Information	1
Internet Availability of Proxy Materials	2
Voting Shares at the Annual Meeting	3
Plan for Annual Meeting	4
Proposal 1 - Election of Directors	4
The Nominees	4
The Board of Directors, Board Committees, and Meetings	6
Executive Officers	9
Corporate Governance	10
Compensation of Executive Officers and Directors	11
Summary Compensation Table	11
Supplemental All Other Compensation Table	12
Grants of Plan-Based Awards	13
Outstanding Equity Awards	14
Option Awards Vesting Schedule	17
Compliance with Section 16(a) of the Securities Exchange Act of 1934	25
Security Ownership of Certain Beneficial Owners and Management	26
Report of the Compensation Committee	28
Report of the Audit Committee	30
Proposal 2 – The amendment of the Company’s 2022 Equity Incentive Plan to provide that up to 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock	31
Proposal 3 – Approval, On An Advisory Basis, of the Compensation of the Company’s Named Executive Officers	32
Proposal 4 - Ratification of Appointment of Independent Registered Public Accountants	33
Annual Report and Financial Statements	33

SECURITY NATIONAL FINANCIAL CORPORATION

433 Ascension Way, 6th Floor

Salt Lake City, Utah 84123

PROXY STATEMENT

For Annual Meeting of Stockholders To

Be Held on Friday, June 26, 2026

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 26, 2026, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123, beginning at 10:00 a.m., Mountain Daylight Time, or at any adjournments or postponements thereof. The shares covered by the enclosed proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors (with three nominees to be elected by the Class A common stockholders voting separately as a class, and six nominees to be elected by the Class A and Class C common stockholders voting together) as listed unless such proxy specifies otherwise, or the authority to vote in the election of directors is withheld.

A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123, Attention: Corporate Secretary, by submitting in writing a proxy bearing a later date, by authorizing a proxy again on a later date on the Internet or by telephone, or by attending the Annual Meeting and voting in person. Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a proxy. This Proxy Statement and accompanying proxy card are being mailed to stockholders on or about April 28, 2026.

If a stockholder wishes to assign a proxy to someone other than the directors’ proxy designees, all names appearing on the proxy card must be crossed out and the name(s) of another person or persons (not more than two) inserted. The signed card must be presented at the meeting by the person(s) representing the stockholder.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers, and regular employees, without additional compensation.

The matters to be brought before the Annual Meeting are (1) to elect nine directors to serve for the ensuing year; (2) the amendment of the Company’s 2022 Equity Incentive Plan to provide that up to 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock; (3) to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers; (4) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026; and (5) to transact such other business as may properly come before the Annual Meeting.

RECORD DATE AND VOTING INFORMATION

Only holders of record of common stock at the close of business on April 20, 2026, will be entitled to vote at the Annual Meeting. As of April 1, 2026, there were issued and outstanding 22,432,763 shares of Class A common stock (including 1,142,256 shares of treasury stock), $2.00 par value per share, and 3,587,237 shares of Class C common stock (including 104,604 shares of treasury stock), $2.00 par value per share, resulting in a total of 26,020,000 shares of Class A and Class C common stock issued and outstanding. A majority of the outstanding shares of Class A and Class C common stock entitled to vote at the meeting being represented in person or by proxy (or approximately 12,386,571 shares) will constitute a quorum for the transaction of business at the meeting. The Class A shareholders will vote separately as a class with respect to the election of certain directors. Therefore, a majority of the outstanding Class A shares entitled to vote at the meeting being represented in person or by proxy (or approximately 10,645,354 shares) will constitute a quorum for purposes of the election of those directors at the meeting. A list of the Company’s stockholders will be available for review at the Company’s executive offices during regular business hours for a period of 20 days before the Annual Meeting. In addition, as of December 31, 2025, there were issued and outstanding (excluding shares of treasury stock) 21,332,661 shares of Class A common stock and 3,482,633 shares of Class C common stock.

Proxies received at any time before the Annual Meeting, and not revoked or superseded before being voted, will be voted at the Annual Meeting. You may also vote in person by ballot at the Annual Meeting.

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The Company’s Articles of Incorporation provide that the Class A common stockholders and Class C common stockholders have different voting rights in the election of directors. The Class A common stockholders voting separately as a class will be entitled to vote for three of the nine directors to be elected (the nominees to be voted upon by the Class A common stockholders separately consist of Scott M. Quist, Gilbert A. Fuller and Adam G. Quist). The remaining six directors will be elected by the Class A and Class C common stockholders voting together (the nominees to be so voted upon consist of H. Craig Moody, Robert G. Hunter, M.D., John L. Cook, S. Andrew Quist, Jason G. Overbaugh, and Shital A. Mehta), with the Class A common stockholders having one vote per share and the Class C common stockholders having ten votes per share.

With respect to the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees. Checking the box that withholds authority to vote for a nominee is equivalent to abstaining. With respect to the three nominees to be elected by the Class A common stockholders voting separately as a class, the three nominees who receive the greatest number of votes cast for the election of those directors by Class A shares entitled to vote and present in person or represented by proxy at the Annual Meeting will be elected directors. With respect to the six nominees to be elected by the Class A and Class C common stockholders voting together, the six nominees who receive the greatest number of votes cast for the election of those directors by Class A and Class C shares entitled to vote and present in person or represented by proxy at the Annual Meeting will be elected directors. In an uncontested plurality election such as this, approval by a percentage of the shares present or outstanding is not required.

For the other business to be conducted at the Annual Meeting, the Class A and Class C common stockholders will vote together with the Class A common stockholders having one vote per share and the Class C common stockholders having ten votes per share. With respect to each of the proposals other than the election of directors, shareholders may vote in favor of the proposal, or against the proposal, or abstain from voting. The affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of those proposals. A shareholder who signs and submits a ballot or proxy on any proposal is “present”.

Shares represented by a properly executed proxy will be voted at the annual meeting in accordance with the shareholder’s instructions. If you are a registered shareholder or have an interest in the Company’s common stock through the Company’s 401(k) plan and return a signed proxy card that omits voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board. Shares of Common Stock that are held in “street name,” which means shares of Common Stock held of record by a trustee or in an account at a brokerage firm, bank, dealer, or other similar organization (collectively, “brokerage firms”), may, for certain matters, be voted, even if the beneficial holder does not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters, even if they do not receive instructions from their customers. However, the ratification of our independent registered accounting firm is considered the only routine matter for which brokerage firms may vote un-instructed shares. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will be counted as “represented” for the purpose of determining the presence or absence of a quorum.

The Class A common stockholders will receive a different form of proxy than the Class C common stockholders. Cumulative voting is not allowed in the election of directors or for any other proposal to be voted upon.

INTERNET AVAILABILITY OF PROXY MATERIALS

The Company will be providing access to its proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. Accordingly, on or about April 28, 2026, stockholders will receive a Notice of Internet Availability of Proxy Materials, which will provide instructions on how to access the Company’s Proxy Statement and 2025 Annual Report online. This is designed to reduce the Company’s printing and mailing costs and the environmental impact of its proxy materials. The notice also contains instructions on how to receive a paper copy of the Company’s proxy materials, including the Proxy Statement, the 2025 Annual Report, and a proxy card.

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Regardless of whether stockholders plan to participate in the Annual Meeting, stockholders should promptly submit their proxy over the Internet or by telephone by following the instructions found on the notice. As an alternative, stockholders may follow the procedures outlined in the notice to request a paper proxy card in order to submit their vote by mail.

VOTING SHARES AT THE ANNUAL MEETING

Holders of record of the Company’s shares of Class A and Class C common stock as of the close of business on the record date, April 20, 2026, are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding shares of Class A and Class C common stock constitute the only classes of securities entitled to vote at the Annual Meeting and each share of Class A common stock entitles the holder to one vote and each share of Class C common stock entitles the holder to ten votes. There are three ways to authorize a proxy to vote the shares held by the holders of Class A common stock and Class C common stock:

1.	Vote by Internet - Holders of shares of Class A and Class C common stock can use the Internet at www.proxyvote.com to transmit voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time on June 25, 2026. Such stockholders should have their proxy card in hand when they access the Company’s website and follow the instructions thereon to obtain their records and to create an electronic voting instruction form;

2.	Vote by Telephone - Stockholders located in the United States can authorize their proxy by touch-tone telephone by calling 1-800-690-6903 to transmit their voting instructions up until 11:59 p.m., Eastern Time on June 25, 2026. Stockholders should have their proxy card in hand when they call and then follow the instructions; or

3.	Vote by Mail - Stockholders receiving proxy materials by mail may authorize a proxy by mail by signing and dating the proxy, then returning it in the postage-paid envelop that has been provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

If the holders of shares of Class A and Class C common stock are held in the name of a bank, broker or other holder of record, such stockholders will receive instructions from the holder of record. Stockholders must follow the instructions of the holder of record in order for shares to be voted. Internet and telephone proxy authorization also will be offered to stockholders owning shares through certain banks and brokers. If such shares are not registered in the stockholder’s own name and the stockholder plans to vote such shares in person at the Annual Meeting, such stockholder should contact such stockholder’s broker or agent to obtain a legal proxy or broker’s proxy card and submit it by mail or bring it to the Annual Meeting in order to vote.

Shares will be voted as the stockholder of record instructs. The persons named as proxies on the proxy card will vote as recommended by the Company’s Board of Directors on any matter for which a stockholder has not given instructions. The Board of Directors’ recommendations appear at the end of each of the proposals.

Revoking a Proxy

Stockholders of record may revoke their proxy and change votes any time before their votes are cast by:

1.	Sending a written notice of revocation to the attention of Corporate Secretary, Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123 prior to the Annual Meeting.

2.	Authorizing a proxy again on a later date on the Internet or by telephone (only the latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted);

3.	Signing and forwarding to the Company a later-dated proxy; or

4.	Attending the Annual Meeting and voting shares of the Company’s Class A common stock or Class C common stock in person.

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PLAN FOR ANNUAL MEETING

The Company intends to hold its Annual Stockholders Meeting in person and to provide a non-interactive broadcast of the meeting via the Internet. Access to the meeting broadcast will be at www.securitynational.com/annualmeeting. Whether or not you are planning on attending in person, please monitor the Company’s website at www.securitynational.com/annualmeeting for updated information at least one week prior to the meeting date. As always, the Company encourages you to vote your shares prior to the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Nominees

It is proposed that the Company’s Board of Directors shall consist of nine directors. All directors are elected annually to serve until the next annual meeting of the stockholders, until their respective successors are duly elected and qualified, or until their earlier resignation or removal. The nominees for the upcoming election of directors include five independent directors, as defined in the applicable rules for companies whose stock is traded on The Nasdaq Stock Market, and four members of the Company’s senior management. All nine of the nominees for director have served as directors since the Annual Meeting held on June 27, 2025.

The nominees to be elected by the holders of Class A common stock are as follows:

Name	Age	Director Since	Position(s) with the Company

Scott M. Quist	72	1986	Chairman of the Board, President, and Chief Executive Officer
Gilbert A. Fuller	85	2012	Director
Adam G. Quist	40	2021	Vice President – Life Insurance and Memorial Services, General Counsel and Director

The nominees for election by the holders of Class A and Class C common stock, voting together, are as follows:

Name	Age	Director Since	Position(s) with the Company

H. Craig Moody	74	1995	Director

Robert G. Hunter, M.D.	66	1998	Director
S. Andrew Quist	45	2013	Vice President – Mortgage Operations, General Counsel, and Director
John L. Cook	71	2013	Director
Jason G. Overbaugh	51	2013	Vice President – National Marketing Director of Life Insurance, and Director
Shital A. Mehta	45	2021	Director

The following is a description of the business experience of each of the nominees and directors.

Scott M. Quist has served as Chairman of the Board and Chief Executive Officer of the Company since 2012. Mr. Quist also serves as the Company’s President, a position he has held since 2002. He has additionally served as a director of the Company since 1986. From 1993 to 2013, Mr. Quist served as Treasurer and a director of the National Alliance of Life Companies (NALC), a national trade association of over 200 life insurance companies, and as its President from 1990 to 2000. From 1986 to 1991, Mr. Quist was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies. Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance. He has also served as a regional director of Key Bank of Utah since 1993. Mr. Quist holds a B.S. degree in Accounting from Brigham Young University and received his law degree also from Brigham Young University. Mr. Quist’s significant expertise and deep understanding of the technical, organizational and strategic business aspects of the insurance industry, his management expertise, his 23-year tenure as President of the Company and 39-year tenure as a director, and his years of business and leadership experience led the Board of Directors to conclude that Mr. Quist should continue to serve as Chairman of the Board, President, and Chief Executive Officer of the Company, and that his service in these capacities serves the best interests of the stockholders and encourages accountability and effective decision making.

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Gilbert A. Fuller has served as a director of the Company since 2012. From 2006 until his retirement therefrom in 2008, Mr. Fuller served as Executive Vice President, Chief Financial Officer, and Secretary of USANA Health Sciences, Inc., a multinational manufacturer and direct seller of nutritional supplements. Mr. Fuller joined USANA in 1996 as the Vice President of Finance and served in that role until 1999 when he was appointed as its Senior Vice President. Mr. Fuller has served as a member of the Board of Directors of USANA since 2008. Before joining USANA, Mr. Fuller served in various executive positions for several companies. Mr. Fuller received a B.S. degree in Accounting and an M.B.A. degree from the University of Utah. Mr. Fuller’s accounting, finance, and corporate strategy expertise, and his years of financial, accounting and business experience with public and private companies, including USANA Health Sciences, Inc., which is listed on the New York Stock Exchange, where he served as an executive officer and continues to serve as a director, led the Board of Directors to conclude that he should continue to serve as a director of the Company.

Adam G. Quist is President of Security National Life Insurance Company and of Memorial Services, and has served as Vice President of the Company since 2015, and as a director of the Company since 2021. He has served as President of Security National Life Insurance Company since 2023. He served as Vice President of Memorial Services from 2015 to 2023. From 2015 to 2017, he also served as the Company’s Associate General Counsel. Since 2017, Mr. Quist has served as a General Counsel of the Company. Mr. Quist has also served as Vice President from 2015 to 2023, and has been serving as President since 2023, of Memorial Estates, Inc. (“Memorial Estates”) and was Chief Operating Officer of Memorial Estates from 2016 to 2024. Additionally, Mr. Quist served as Vice President from 2015 to 2023 and has served as President since 2023, of Memorial Mortuary, Inc. (“Memorial Mortuary”) and was Chief Operating Officer of Memorial Mortuary from 2016 to 2024. Both Memorial Estates and Memorial Mortuary are wholly owned subsidiaries of the Company. Mr. Quist has served on the ACLI’s Life Insurance Committee since 2019. Additionally, he has been serving on the Board of Directors for Special Olympics Utah since January 2021. Mr. Quist holds a B.S. degree and a Master’s degree in Accounting with an emphasis on taxation from Brigham Young University. He received his law degree from the University of Utah. Mr. Quist is a member of the Utah State Bar. Mr. Quist’s expertise in administration, insurance, legal, and accounting matters led the Board of Directors to conclude that he should continue to serve as a director of the Company.

H. Craig Moody has served as a director of the Company since 1995. Mr. Moody is owner of Moody & Associates, a political consulting and asset management company, and President and Chief Executive Officer of H.C. Moody & Associates, Inc. a real estate brokerage, where he has been employed for each of the last five years. He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah. From 1989 to 1992, Mr. Moody was Co-Chairman of the Utah Legislative Audit Committee. He was previously the Utah Republican Party Chairman and a Republican National Committee Member. Mr. Moody received a B.S. degree in Political Science from the University of Utah. Mr. Moody’s real estate and governmental affairs expertise and years of business and leadership experience led the Board of Directors to conclude that he should continue to serve as a director of the Company.

Robert G. Hunter, M.D. has served as a director of the Company since 1998. Dr. Hunter is currently a practicing physician in private practice. Dr. Hunter served as Department Head of Otolaryngology, Head, and Neck Surgery at Intermountain Medical Center for 10 years and is a past President of the medical staff of the Intermountain Medical Center. He has been a delegate to the Utah Medical Association and has served as a delegate representing the State of Utah to the American Medical Association. He is an adjunct clinical Professor of Surgery, University of Utah School of Medicine. Dr. Hunter holds a B.S. degree in Microbiology from the University of Utah and received his medical degree from the University of Utah School of Medicine and residency training at the University of Texas, San Antonio. Dr. Hunter’s medical expertise and experience, and his administrative and leadership experience from serving in a number of administrative positions in the medical profession led the Board of Directors to conclude that he should continue to serve as a director of the Company.

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S. Andrew Quist is President of SecurityNational Mortgage Company and has served as a director of the Company since 2013. Mr. Andrew Quist has served as a Vice President of the Company since 2010 and President of SecurityNational Mortgage Company since 2022. In addition, from 2007 to 2017, he served as the Company’s Associate General Counsel, and since 2017, has served as a General Counsel of the Company, where his responsibilities have included the Company’s regulatory matters and acquisitions. In addition, Mr. Quist has served as Chief Operating Officer since 2010, and as Vice President from 2008 to 2010, of C&J Financial, L.L.C., which funds the purchase of funeral and burial insurance policies from funeral homes after the death of the insureds. Mr. Quist has also served since 2013 as a director of the National Alliance of Life Companies (NALC), a national trade association of over 200 life insurance companies. From 2014 to 2016, he served as President of the NALC. Mr. Quist previously served as President of the Utah Life Convention, a consortium of Utah domestic life insurers. Mr. Quist holds a B.S. degree in Accounting from Brigham Young University and received his law degree from the University of Southern California. Mr. Quist is a member of the State Bar of California. Mr. Quist’s expertise in insurance, legal, and regulatory matters led the Board of Directors to conclude that he should continue to serve as a director of the Company.

John L. Cook has served as a director of the Company since 2013. Mr. Cook has served since 1982 as co-owner and operator of Cook Brothers Painting, Inc., a company that provides painting services for contractors and builders of residential and commercial properties. Mr. Cook attended the University of Utah. As a director Mr. Cook advises the Board concerning the Company’s investments in commercial and residential real estate projects. Moreover, Mr. Cook’s extensive background in construction and building is important as the Company continues to acquire new real estate holdings and develop its current portfolio of undeveloped land. Mr. Cook’s years of experience in the construction industry and with construction projects led the Board of Directors to conclude that he should continue to serve as a director of the Company.

Jason G. Overbaugh has served as a director of the Company since 2013. Mr. Overbaugh served as a Vice President and the Assistant Secretary of the Company from 2002 to 2013. Mr. Overbaugh has additionally served as Vice President and National Marketing Director of Security National Life Insurance Company since 2006. From 2003 to 2006, he served as a Vice President of Security National Life Insurance Company with responsibilities as an investment manager over construction lending and commercial real estate investments. From 2000 to 2003, Mr. Overbaugh served as a Vice President of Memorial Estates, Inc., with responsibilities over operations and sales. Since June of 2025, Mr. Overbaugh has also served as the President of Security National Real Estate Services, Inc. Mr. Overbaugh has served since 2007 as a director of the LOMA Life Insurance Council, a trade association of life insurance companies. He is also a member of the NFDA Trade Association. Mr. Overbaugh received a B.S. degree in Finance from the University of Utah. Mr. Overbaugh’s expertise in insurance and marketing, and his 28 years of experience with the Company in its insurance, real estate, and mortuary and cemetery operations led the Board of Directors to conclude that he should continue to serve as a director of the Company.

Shital A. Mehta (a/k/a Alexandra Mysoor) has served as a director of the Company since 2021. Ms. Mehta is the founder and CEO of Alix, a fintech platform providing estate planning and succession services. Ms. Mehta is also the founder and Chairwoman of Mysoor Industries, an American conglomerate involved in manufacturing, media, technology, trading and investments, where she has been employed for each of the past six years. Ms. Mehta received a Bachelor of Arts degree from the University of California at Berkeley in Interdisciplinary Field Studies. Ms. Mehta’s experience in administration, marketing, sales, and technology led the Board of Directors to conclude that she should continue to serve as a director of the Company.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the director nominees.

The Board of Directors, Board Committees, and Meetings

The Company’s Bylaws provide that the Board of Directors shall consist of not fewer than five nor more than twelve directors. The term of office of each director is for a period of one year, until their successors are duly elected and qualified or until their earlier resignation or removal. A director is not required to be a resident of the State of Utah or a stockholder of the Company. The Board of Directors held a total of six meetings during the fiscal year ended December 31, 2025. Each of the directors attended all of the meetings of the Board of Directors during 2025, save that the Company’s directors Shital A. Mehta and Andrew G. Quist each missed one meeting in 2025 and the Company’s former director, Mia Love, missed one meeting in 2025.

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The size of the Board of Directors of the Company is proposed to be nine members. A majority of the Board of Directors must qualify as “independent” as that term is defined in Rule 4200 of the listing standards of The Nasdaq Stock Market. The Board of Directors has affirmatively determined that five of the nine nominees for the Board of Directors, namely John L. Cook, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody and Shital A. Mehta are independent under the listing standards of The Nasdaq Stock Market.

Unless authority is withheld by your proxy, it is intended that the Class A and/or Class C common stock represented by your proxy will be voted for the respective nominees listed above. If any nominee should not serve for any reason, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he or she was or is to be selected as a director. There is no family relationship between or among any of the nominees, except that Scott M. Quist is the father of S. Andrew Quist and Adam G. Quist and the uncle of Jason G. Overbaugh.

Board Leadership Structure

Mr. Scott M. Quist, our CEO, is also the Chairman of the Board. Our Board has determined that having the same individual hold both positions is in the best interests of the Company and our stockholders, and consistent with good corporate governance for the following reasons:

●	Our CEO is more familiar with our business and strategy than an independent, non-employee Chairman would be and is thus better positioned to focus our Board’s agenda on the key issues facing our Company.
●	A single Chairman and CEO provides strong and consistent leadership for the Company without risking overlap or conflict of roles.
●	Oversight of our Company is the responsibility of our Board as a whole, and this responsibility can be properly discharged without an independent Chairman.

Board Committees

There are four committees of the Board of Directors, which meet periodically during the year: the Audit Committee, the Compensation Committee, the Executive Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee directs the auditing activities of the Company’s internal auditors and outside public accounting firm and approves the services of the outside public accounting firm. The Audit Committee consists of John L. Cook, Gilbert A. Fuller (Chairman of the committee), H. Craig Moody and Shital A. Mehta. During 2025, the Audit Committee met on three occasions. The Board has determined that Gilbert A. Fuller is an audit committee financial expert as defined in Item 407(d) of Regulation S-K under the Exchange Act.

The Compensation Committee is responsible for recommending to the Board of Directors for its approval the annual compensation of each executive officer of the Company and the executive officers of the Company’s subsidiaries after its analysis and review of the compensation of such officers, including review of third party reports and recommendations. The Compensation Committee is also responsible for developing policy in the areas of compensation and fringe benefits, contributions under the Employee Stock Ownership Plan, contributions under the 401(k) Retirement Savings Plans, Non-Qualified Deferred Compensation Plan, granting of options and other awards under the stock option and incentive plans, and creating other employee compensation plans. The Compensation Committee consists of John L. Cook, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody (Chairman of the Committee) and Shital A. Mehta. The Compensation Committee is composed solely of independent directors, as defined in the listing standards of The Nasdaq Stock Market. During 2025, the Compensation Committee met on three occasions.

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At our annual meeting of shareholders held on June 23, 2023, we submitted the compensation of our named executive officers to our shareholders in a non-binding vote. Our executive compensation program received votes totaling 38,991,463 for our executive compensation program and 539,876 votes against, with 20,682 abstentions. At the same meeting, a majority of the shareholders represented in person or by proxy approved a non-binding advisory resolution that the shareholders be asked to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers every three years during the next six years. The Compensation Committee will continue to review the future shareholder voting results and determine whether changes should be made to our executive compensation program based on such voting results.

The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company. The Executive Committee consists of Gilbert A. Fuller, H. Craig Moody, S. Andrew Quist, Adam G. Quist, and Scott M. Quist (Chairman of the committee). During 2025, the Executive Committee met on one occasion.

The Nominating and Corporate Governance Committee identifies individuals qualified to become Board members consistent with the criteria approved by the Board, recommends to the Board the persons to be nominated by the Board for election as directors at a meeting of stockholders, and develops and recommends to the Board a set of corporate governance principles. The Nominating and Corporate Governance Committee consists of John L. Cook, Gilbert A. Fuller, Robert G. Hunter, M.D., H. Craig Moody (Chairman of the committee) and Shital A. Mehta. The Nominating and Corporate Governance Committee is composed solely of independent directors, as defined in the listing standards of The Nasdaq Stock Market. During 2025, the Nominating and Corporate Governance Committee met on two occasions.

Director Nominating Process

The process for identifying and evaluating nominees for directors include the following steps: (1) the members of the Nominating and Corporate Governance Committee, Chairman of the Board or other Board members identify a need to fill vacancies or add newly created directorships; (2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from Board members and senior management and, if necessary, obtains advice from legal or other advisors; (3) director candidates, including any candidates properly proposed by stockholders in accordance with the Company’s Bylaws, are identified and presented to the Nominating and Corporate Governance Committee; (4) initial interviews with candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee; (5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and (6) the Nominating and Corporate Governance Committee makes recommendations to the Board for inclusion in the slate of directors at the annual meeting. The evaluation process is the same whether a nominee is recommended by a stockholder or by a member of the Board of Directors.

Meetings of Non-Management Directors

The Company’s independent directors meet regularly in executive session without management. The Board of Directors has designated Mr. H. Craig Moody as the lead independent director. In that capacity, Mr. Moody presides at the executive sessions of independent directors. We believe that the structure of our Board provides an appropriate balance of management leadership and non-management oversight.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Company’s Corporate Secretary at Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

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Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for Scott M. Quist, Jason G. Overbaugh, Adam G. Quist, and S. Andrew Quist are set forth above):

Name	Age	Title
Scott M. Quist	72	Chairman of the Board, President, Chief Executive Officer, and Director
Garrett S. Sill	55	Chief Financial Officer and Treasurer
S. Andrew Quist(1)	45	Vice President - Mortgage Operations, General Counsel, and Director
Jason G. Overbaugh(1)	51	Vice President, National Marketing Director of Life Insurance, and Director
Jeffrey R. Stephens	72	Senior General Counsel and Secretary
Adam G. Quist(1)	40	Vice President –Life Insurance and Memorial Services, General Counsel, and Director

(1) Scott M. Quist is the father of S. Andrew Quist and Adam G. Quist, and the uncle of Jason G. Overbaugh.

Garrett S. Sill has served as Chief Financial Officer and Treasurer of the Company since 2013. From 2011 to 2013, Mr. Sill served as Vice President and Assistant Treasurer of Security National Life Insurance Company, a wholly owned subsidiary of the Company. From 2002 to 2011, Mr. Sill was Chief Financial Officer and Treasurer of SecurityNational Mortgage Company, a wholly owned subsidiary of the Company. Mr. Sill is a certified public accountant, having been licensed since 2002. He holds a B.A. degree in Accounting from Weber State University and a Master’s degree in Business Administration (M.B.A. degree) from the University of Utah. Mr. Sill also serves as chairman of the Advisory Council of the School of Accounting and Taxation at Weber State University.

Jeffrey R. Stephens has served as Senior General Counsel of the Company since 2017, as General Counsel from 2006 to 2017, and as Secretary of the Company since 2008. Mr. Stephens was in private practice from 1981 to 2006 in the States of Washington and Utah. Mr. Stephens holds a B.A. degree in Geography from the University of Utah and received his law degree from Brigham Young University. Mr. Stephens is a member of the Utah State Bar Association and the Washington State Bar Association.

The Board of Directors of the Company has a written procedure that requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in conflict with the Company’s interests.

All executive officers and directors of the Company hold office until the next Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier resignation or removal.

Corporate Governance

Corporate Governance Guidelines. The Board of Directors has adopted the Security National Financial Corporation Corporate Governance Guidelines. These guidelines outline the functions of the Board, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. The Board of Directors has also adopted written charters for its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The guidelines and committee charters are reviewed from time to time in response to regulatory requirements and best practices and are revised accordingly. The full text of the guidelines and the committee charters is published on the Company’s website at www.securitynational.com/governance. A copy of the committee charters and guidelines may also be obtained at no charge by written request to the attention of Corporate Secretary, Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123.

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Code of Business Conduct and Ethics. All of the Company’s officers, employees, and directors are required to comply with the Company’s Code of Business Conduct and Ethics to help ensure that the Company’s business is conducted in accordance with appropriate standards of ethical behavior. The Company’s Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosures, intellectual property and confidential information, as well as requiring adherence to all laws and regulations applicable to the Company’s business. Employees are required to report any violations or suspected violations of the Code. The Code includes an anti-retaliation statement. The full text of the Code of Business Conduct and Ethics is published on the Company’s website at www.securitynational.com/governance. A copy of the Code of Business Conduct and Ethics may also be obtained at no charge by written request to the attention of the Corporate Secretary, Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123.

Insider Trading Policy. The Company’s insider trading policy prohibits our Directors, executive officers and those employees, independent contractors and consultants who are from time to time added to the Company’s restricted trading list (collectively, the “Insiders”) from engaging in any transaction involving the Company’s securities from the date he or she possesses insider information. These prohibitions also extend to any family member of our Insiders who share the same household with them and any other individual or entity whose securities trading decisions are influenced or controlled by any of our Insiders (collectively, the “Related Insiders”). Insiders are also prohibited from engaging in any transaction involving the Company’s securities for certain “blackout” periods during which the Company is preparing but has not released financial information. The Company does not have a policy prohibiting hedging transactions.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

The table below sets forth fiscal years 2025 and 2024 compensation information for (i) the Company’s Chief Executive Officer, (ii) the Company’s Chief Financial Officer, and (iii) the Company’s three other executive officers, who, based on their total compensation, were the most highly compensated executive officers in 2025. The Company refers to them in this Proxy Statement collectively as the “Named Executive Officers.”

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Option Awards($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Non-qualified Deferred Compensation on Change in Pension Value and Earnings($)	All other Compen-sation ($) (1)	Total ($)

Scott M. Quist	2025	$897,950	$870,000	$-	-	-	$457,009	$2,224,959
Chairman, President and Chief Executive Officer	2024	$751,700	$337,500	$203,814	-	-	$52,563	$1,345,577

Garrett S. Sill	2025	$427,083	$431,500	$468,050	-	-	$147,531	$1,474,164
Chief Financial Officer and Treasurer	2024	$359,042	$218,000	$211,364	-	-	$45,801	$834,207

S. Andrew Quist	2025	$498,208	$355,000	$579,030	-	-	$52,286	$1,484,524
Vice President –Mortgage Operations, and General Counsel	2024	$455,521	$322,850	$252,629	-	-	$49,924	$1,080,924

Adam G. Quist	2025	$417,500	$351,000	$579,030	-	-	$52,256	$1,399,786
Vice President – Life Insurance, and Memorial Services, and, General Counsel	2024	$358,729	$318,000	$252,629	-	-	$49,914	$979,272

Jason G. Overbaugh	2025	$374,167	$218,750	$101,419	-	-	$43,334	$737,670
Vice President, National Marketing Director of Life Insurance	2024	$354,167	$167,750	$122,456	-	-	$41,554	$685,927

(1)	The amounts indicated under “All Other Compensation” consist of the following amounts that the Company paid for the benefit of the Named Executive Officers:

(a)	payments related to the operation of automobiles for Scott M. Quist ($7,200 for each of the years 2025 and 2024), Garrett S. Sill ($4,200 for each of the years 2025 and 2024), S. Andrew Quist and Adam G. Quist ($9,000 for 2025 and $8,400 for 2024), and Jason G. Overbaugh (nil for each of the years 2025 and 2024). However, such payments do not include the furnishing of an automobile by the Company to Scott M. Quist, nor the payment of insurance and property taxes with respect to the automobile operated by such executive officer; and
(b)	group life insurance premiums that the Company paid to a group life insurance plan for Scott M. Quist ($168 for 2025 and $408 for 2024), Garrett S. Sill ($202 for 2025 and $222 for 2024), S. Andrew Quist ($154 for 2025 and $144 for 2024), Adam G. Quist ($124 for 2025 and $138 for 2024), and Jason G. Overbaugh ($202 for 2025 and $174 for 2024); and

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(c)	life insurance premiums that the Company paid for the benefit of Scott M. Quist ($12,390 for each of the years 2025 and 2024), and Garrett S. Sill, S. Andrew Quist, Adam G. Quist and Jason G. Overbaugh (nil for each of the years 2025 and 2024); and
(d)	medical insurance premiums that the Company paid to a medical insurance plan for Scott M. Quist ($19,015 for 2025 and $18,315 for 2024), Garrett S. Sill ($28,552 for 2025 and $27,131 for 2024), S. Andrew Quist ($28,552 for 2025 and $27,131 for 2024), Adam G. Quist ($28,552 for 2025 and $27,131 for 2024), and Jason G. Overbaugh ($28,552 for 2025 and $27,131 for 2024); and
(e)	long term disability insurance premiums that the Company paid to a provider of such insurance for Scott M. Quist ($580 for 2025 and $450 for 2024), Garrett S. Sill ($580 for 2025 and $448 for 2024), S. Andrew Quist ($580 for 2025 and $449 for 2024), Adam G. Quist ($580 for 2025 and $445 for 2024), and Jason G. Overbaugh ($580 for 2025 and $449 for 2024); and
(f)	contributions that the Company made to defined contribution plans for Scott M. Quist ($14,000 for 2025 and $13,800 for 2024), Garrett S. Sill ($14,000 for 2025 and $13,800 for 2024), S. Andrew Quist ($14,000 for 2025 and $13,800 for 2024), Adam G. Quist ($14,000 for 2025 and $13,800 for 2024), Jason G. Overbaugh ($14,000 for 2025 and $13,800 for 2024); and
(g)	contributions that the Company made to the non-qualified deferred compensation plan for Scott M. Quist ($403,657 for 2025 and nil for 2024) and Garrett S. Sill ($99,997 for 2025 and nil for 2024).

SUPPLEMENTAL ALL OTHER COMPENSATION TABLE

The table below sets forth all other compensation provided to the Named Executive Officers for fiscal years 2025 and 2024.

Name of Executive Officer	Year	Perks and Other Personal Benefits	Tax Reimbursements	Discounted Securities Purchases	Payments/Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Dividend or Earnings on Stock or Option Awards	NQDC Plan Company Contributions

Scott M. Quist	2025	$7,200	-	-	-	$14,000	$32,153	–	$403,657
	2024	$7,200	-	-	-	$13,800	$31,563	–	–

Garrett S. Sill	2025	$4,200	-	-	-	$14,000	$29,334	–	$99,997
	20234	$4,200	-	-	-	$13,800	$27,801	–	–

S. Andrew Quist	2025	$9,000	-	-	-	$14,000	$29,286	–	–
	20234	$8,400	-	-	-	$13,800	$27,724	–	–

Adam G. Quist	2025	$9,000	-	-	-	$14,000	$29,256	–	–
	2024	$8,400	-	-	-	$13,800	$27,714	–	–

Jason G. Overbaugh	2025	–	-	-	-	$14,000	$29,334	–	–
	2024	–	-	-	-	$13,800	$27,754	–	–

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GRANTS OF PLAN-BASED AWARDS

The table below sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2025.

Name of		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Awards: Number of Securities Underlying	Exercise or Base Price of Option	Closing Price on Grant	Grant Date Fair Value of Stock and Option
Executive Officer	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Options (#)	Awards ($/Sh)	Date ($/Sh)	Awards ($)
Garrett S. Sill	12/5/2025	–	–	–	240,000	$8.53	$8.53	$468,050

S. Andrew Quist	12/5/2025	–	–	–	10,657	$9.38	$8.53	$14,975
S. Andrew Quist	12/5/2025	–	–	–	289,343	$8.53	$8.53	$564,055

Adam G. Quist	12/5/2025	–	–	–	10,657	$9.38	$8.53	$14,975
Adam G. Quist	12/5/2025	–	–	–	289,343	$8.53	$8.53	$564,055

Jason G. Overbaugh	12/5/2025	–	–	–	10,657	$9.38	$8.53	$14,975
Jason G. Overbaugh	12/5/2025	–	–	–	44,343	$8.53	$8.53	$86,444

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OUTSTANDING EQUITY AWARDS

The table below sets forth information concerning outstanding equity awards held by Named Executive Officers at December 31, 2025.

	Option Awards							Stock Awards
Name of Executive Officer	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1) (#)		Number of Securities Underlying Unexercised Options Unexercisable (1) (#)		Option Exercise Price (2) ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott M. Quist	12/03/2021	60,775	(7)	—		$7.72	12/03/2026	—	—	—	—	—
	12/02/2022	75,246	(8)	—		5.83	12/02/2027	—	—	—	—	—
	12/01/2023	71,663	(9)	—		7.57	12/01/2028	—	—	—	—	—
	12/06/2024	7,298	(10)	—		13.67	12/06/2029	—	—	—	—	—
	12/06/2024	60,953	(11)	—		12.43	12/06/2034	—	—	—	—	—

Garrett S. Sill	11/30/2018	28,846	(4)	—		3.76	11/30/2028	—	—	—	—	—
	12/06/2019	34,339	(5)	—		3.91	12/06/2029	—	—	—	—	—
	03/27/2020	32,704	(6)	—		2.84	03/27/2030	—	—	—	—	—
	12/03/2021	36,465	(7)	—		7.02	12/03/2031	—	—	—	—	—
	12/02/2022	40,517	(8)	—		5.56	12/02/2032	—	—	—	—	—
	12/01/2023	44,100	(9)	—		7.21	12/01/2033	—	—	—	—	—
	12/06/2024	68,250	(11)	—		12.43	12/06/2034	—	—	—	—	—
	12/05/2025	—		240,000	(12)(14)	8.53	12/05/2035	—	—	—	—	—

S. Andrew Quist	12/02/2016	31,803		—		4.32	12/02/2026	—	—	—	—	—
	12/01/2017	30,289	(3)	—		3.27	12/01/2027	—	—	—	—	—
	11/30/2018	36,057	(4)	—		3.76	11/30/2028	—	—	—	—	—
	12/03/2021	72,931	(7)	—		7.02	12/03/2031	—	—	—	—	—
	12/02/2022	92,610	(8)	—		5.56	12/02/2032	—	—	—	—	—
	12/01/2023	88,200	(9)	—		7.21	12/01/2033	—	—	—	—	—
	12/06/2024	7,298	(10)	—		13.67	12/06/2029	—	—	—	—	—
	12/06/2024	76,703	(11)	—		12.43	12/06/2034	—	—	—	—	—
	12/05/2025	—		289,343	(12)(14)	8.53	12/05/2035	—	—	—	—	—
	12/05/2025	—		10,657	(14)	9.38	12/05/2030	—	—	—	—	—

Adam G. Quist	12/02/2016	15,901		—		4.32	12/02/2026	—	—	—	—	—
	12/01/2017	22,716	(3)	—		3.27	12/01/2027	—	—	—	—	—
	11/30/2018	28,846	(4)	—		3.76	11/30/2028	—	—	—	—	—
	12/06/2019	48,076	(5)	—		3.91	12/06/2029	—	—	—	—	—
	03/27/2020	45,787	(6)	—		2.84	03/27/2030	—	—	—	—	—
	12/03/2021	72,931	(7)	—		7.02	12/03/2031	—	—	—	—	—
	12/02/2022	92,610	(8)	—		5.56	12/02/2032	—	—	—	—	—
	12/01/2023	88,200	(9)	—		7.21	12/01/2033	—	—	—	—	—
	12/06/2024	7,298	(10)	—		13.67	12/06/2029	—	—	—	—	—
	12/06/2024	76,703	(11)	—		12.43	12/06/2034	—	—	—	—	—
	12/05/2025	—		289,343	(12)(14)	8.53	12/05/2035	—	—	—	—	—
	12/05/2025	—		10,657	(13)(14)	9.38	12/05/2030	—	—	—	—	—

Jason G. Overbaugh	12/06/2019	41,208	(5)	—		3.91	12/06/2029	—	—	—	—	—
	03/27/2020	39,246	(6)	—		2.84	03/27/2030	—	—	—	—	—
	12/03/2021	36,465	(7)	—		7.02	12/03/2031	—	—	—	—	—
	12/02/2022	40,517	(8)	—		5.56	12/02/2032	—	—	—	—	—
	12/01/2023	44,100	(9)	—		7.21	12/01/2033	—	—	—	—	—
	12/06/2024	7,298	(10)	—		13.67	12/06/2029	—	—	—	—	—
	12/06/2024	34,703	(11)	—		12.43	12/06/2034	—	—	—	—	—
	12/05/2025	—		44,343	(12)(14)	8.53	12/05/2035	—	—	—	—	—
	12/05/2025	—		10,657	(14)	9.38	12/05/2030	—	—	—	—	—

(1)	All Incentive Stock Options (ISOs) and Non Qualified Options (NQOs) have ten-year terms. Except for ISOs granted to Scott M. Quist, S. Andrew Quist, Adam G. Quist, and Jason G. Overbaugh, which have five-year terms. The vesting of any unvested shares is subject to the recipient’s continuous employment. This reflects the equivalent of Class A common shares.
(2)	Exercise prices and options have been adjusted for the effect of annual stock dividends.

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(3)	On December 1, 2017, S. Andrew Quist was granted stock options to purchase 20,000 shares of Class A common stock at an exercise price of $3.27 per share or 20,000 shares of Class C common stock at an exercise price of $3.27 per share, or any combination thereof. Also, on December 1, 2017, Adam G. Quist was granted stock options to purchase 15,000 shares of Class A common stock at an exercise price of $3.27 per share or 15,000 shares of Class C common stock at an exercise price of $3.27 per share, or any combination thereof.
(4)	On November 30, 2018, Garrett S. Sill was granted stock options to purchase 20,000 shares of Class A common stock at an exercise price of $3.76 per share or 20,000 shares of Class C common stock at an exercise price of $3.76 per share, or any combination thereof. Also, on November 30, 2018, S. Andrew Quist was granted stock options to purchase 25,000 shares of Class A common stock at an exercise price of $3.76 per share or 25,000 shares of Class C common stock at an exercise price of $3.76 per share, or any combination thereof. Also, on November 30, 2018, Adam G. Quist was granted stock options to purchase 20,000 shares of Class A common stock at an exercise price of $3.76 per share or 20,000 shares of Class C common stock at an exercise price of $3.76 per share, or any combination thereof.
(5)	On December 6, 2019, Garrett S. Sill was granted stock options to purchase 25,000 shares of Class A common stock at an exercise price of $3.91 per share or 25,000 shares of Class C common stock at an exercise price of $3.91 per share, or any combination thereof. Also, on December 6, 2019, Adam G. Quist was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $3.91 per share or 35,000 shares of Class C common stock at an exercise price of $3.91 per share, or any combination thereof. Also, on December 6, 2019, Jason G. Overbaugh was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $3.91 per share or 30,000 shares of Class C common stock at an exercise price of $3.91 per share, or any combination thereof.
(6)	On March 27, 2020, Garrett S. Sill was granted stock options to purchase 25,000 shares of Class A common stock at an exercise price of $2.84 per share or 25,000 shares of Class C common stock at an exercise price of $2.84 per share, or any combination thereof. Also, on March 27, 2020, Adam G. Quist was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $2.84 per share or 35,000 shares of Class C common stock at an exercise price of $2.84 per share, or any combination thereof. Also, on March 27, 2020, Jason G. Overbaugh was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $2.84 per share or 30,000 shares of Class C common stock at an exercise price of $2.84 per share, or any combination thereof.
(7)

On December 3, 2021, Scott M. Quist was granted stock options to purchase 50,000 shares of Class A common stock at an exercise price of $7.72 per share or 50,000 shares of Class C common stock at an exercise price of $7.72 per share, or any combination thereof. Also, on December 3, 2021, Garrett S. Sill was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $7.02 per share or 30,000 shares of Class C common stock at an exercise price of $7.02 per share, or any combination thereof. Also, on December 3, 2021, S. Andrew Quist was granted stock options to purchase 60,000 shares of Class A common stock at an exercise price of $7.02 per share or 60,000 shares of Class C common stock at an exercise price of $7.02 per share, or any combination thereof. Also, on December 3, 2021, Adam G. Quist was granted stock options to purchase 60,000 shares of Class A common stock at an exercise price of $7.02 per share or 60,000 shares of Class C common stock at an exercise price of $7.02 per share, or any combination thereof. Also, on December 3, 2021, Jason G. Overbaugh was granted stock options to purchase 30,000 shares of Class A common stock at an exercise price of $7.02 per share or 30,000 shares of Class C common stock at an exercise price of $7.02 per share, or any combination thereof.

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(8)	On December 2, 2022, Scott M. Quist was granted stock options to purchase 65,000 shares of Class A common stock at an exercise price of $5.83 per share or 65,000 shares of Class C common stock at an exercise price of $5.83 per share, or any combination thereof. Also, on December 2, 2022, Garrett S. Sill was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $5.56 per share or 35,000 shares of Class C common stock at an exercise price of $5.56 per share, or any combination thereof. Also, on December 2, 2022, S. Andrew Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $5.56 per share or 80,000 shares of Class C common stock at an exercise price of $5.56 per share, or any combination thereof. Also, on December 2, 2022, Adam G. Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $5.56 per share or 80,000 shares of Class C common stock at an exercise price of $5.56 per share, or any combination thereof. Also, on December 2, 2022, Jason G. Overbaugh was granted stock options to purchase 35,000 shares of Class A common stock at an exercise price of $5.56 per share or 35,000 shares of Class C common stock at an exercise price of $5.56 per share, or any combination thereof.
(9)	On December 1, 2023, Scott M. Quist was granted stock options to purchase 65,000 shares of Class A common stock at an exercise price of $7.57 per share or 65,000 shares of Class C common stock at an exercise price of $7.57 per share, or any combination thereof. Also, on December 1, 2023, Garrett S. Sill was granted stock options to purchase 40,000 shares of Class A common stock at an exercise price of $7.21 per share or 40,000 shares of Class C common stock at an exercise price of $7.21 per share, or any combination thereof. Also, on December 1, 2023, S. Andrew Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $7.21 per share or 80,000 shares of Class C common stock at an exercise price of $7.21 per share, or any combination thereof. Also, on December 1, 2023, Adam G. Quist was granted stock options to purchase 80,000 shares of Class A common stock at an exercise price of $7.21 per share or 80,000 shares of Class C common stock at an exercise price of $7.21 per share, or any combination thereof. Also, on December 1, 2023, Jason G. Overbaugh was granted stock options to purchase 40,000 shares of Class A common stock at an exercise price of $7.21 per share or 40,000 shares of Class C common stock at an exercise price of $7.21 per share, or any combination thereof.
(10)	On December 6, 2024, Scott M. Quist was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $13.67 per share or 6,950 shares of Class C common stock at an exercise price of $13.67 per share, or any combination thereof. Also, on December 6, 2024, S. Andrew Quist was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $13.67 per share or 6,950 shares of Class C common stock at an exercise price of $13.67 per share, or any combination thereof. Also, on December 6, 2024, Adam G. Quist was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $13.67 per share or 6,950 shares of Class C common stock at an exercise price of $13.67 per share, or any combination thereof. Also, on December 6, 2024, Jason G. Overbaugh was granted stock options to purchase 6,950 shares of Class A common stock at an exercise price of $13.67 per share or 6,950 shares of Class C common stock at an exercise price of $13.67 per share, or any combination thereof.

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(11)

On December 6, 2024, Scott M. Quist was granted stock options to purchase 58,050 shares of Class A common stock at an exercise price of $12.43 per share or 58,050 shares of Class C common stock at an exercise price of $12.43 per share, or any combination thereof. Also, on December 6, 2024, Garrett S. Sill was granted stock options to purchase 65,000 shares of Class A common stock at an exercise price of $12.43 per share or 65,000 shares of Class C common stock at an exercise price of $12.43 per share, or any combination thereof. Also, on December 6, 2024, S. Andrew Quist was granted stock options to purchase 73,050 shares of Class A common stock at an exercise price of $12.43 per share or 73,050 shares of Class C common stock at an exercise price of $12.43 per share, or any combination thereof. Also, on December 6, 2024, Adam G. Quist was granted stock options to purchase 73,050 shares of Class A common stock at an exercise price of $12.43 per share or 73,050 shares of Class C common stock at an exercise price of $12.43 per share, or any combination thereof. Also, on December 6, 2024, Jason G. Overbaugh was granted stock options to purchase 33,050 shares of Class A common stock at an exercise price of $12.43 per share or 33,050 shares of Class C common stock at an exercise price of $12.43 per share, or any combination thereof.

(12)	On December 5, 2025, Garrett S. Sill was granted stock options to purchase 210,000 shares of Class A common stock at an exercise price of $8.53 per share or 210,000 shares of Class C common stock at an exercise price of $8.53 per share, or any combination thereof. Also, on December 5, 2025, S. Andrew Quist was granted stock options to purchase 289,343 shares of Class A common stock at an exercise price of $8.53 per share or 289,343 shares of Class C common stock at an exercise price of $8.53 per share, or any combination thereof. Also, on December 5, 2025, Adam G. Quist was granted stock options to purchase 289,343 shares of Class A common stock at an exercise price of $8.53 per share or 289,343 shares of Class C common stock at an exercise price of $8.53 per share, or any combination thereof. Also, on December 5, 2025, Jason G. Overbaugh was granted stock options to purchase 44,343 shares of Class A common stock at an exercise price of $8.53 per share or 44,343 shares of Class C common stock at an exercise price of $8.53 per share, or any combination thereof.
(13)	on December 5, 2025, Adam G. Quist was granted stock options to purchase 10,657 shares of Class A common stock at an exercise price of $9.38 per share or 10,657 shares of Class C common stock at an exercise price of $9.38 per share, or any combination thereof.
(14)	Stock options vest at the rate of 25% of the total number of shares per quarter over a one-year period after the grant date.

OPTION AWARDS VESTING SCHEDULE

The table below sets forth the vesting schedule of unexercisable options reported in the “Number of Securities Underlying Unexercised Options — Unexercisable” column of the table above.

Grant Date	Vesting

12/02/2016	These options vested 25% per quarter over a one year period after the grant date.
12/01/2017	These options vested 25% per quarter over a one year period after the grant date.
11/30/2018	These options vested 25% per quarter over a one year period after the grant date.
12/06/2019	These options vested 25% per quarter over a one year period after the grant date.
03/27/2020	These options vested 25% per quarter over a one year period after the grant date.
12/03/2021	These options vested 25% per quarter over a one year period after the grant date.
12/02/2022	These options vested 25% per quarter over a one year period after the grant date.
12/01/2023	These options vested 25% per quarter over a one year period after the grant date.
12/06/2024	These options vested 25% per quarter over a one year period after the grant date.
12/05/2025	These options vest 25% per quarter over a one year period after the grant date.

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OPTION EXERCISES AND STOCK VESTED

The table below sets forth all stock options exercised and value received upon exercise, and all stock awards vested and value realized upon vesting, by the Named Executive Officers during the year ended December 31, 2025.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name of Executive Officer	(#)	($)	(#)	($)
Scott M. Quist	0	$0	—	—
Garrett S. Sill	0	0	—	—
S. Andrew Quist	68,337	569,522	—	—
Adam G. Quist	0	0	—	—
Jason G. Overbaugh	45,501	437,519	—	—

PENSION BENEFITS

The table below sets forth the present value as of December 31, 2025 of the benefits of the Named Executive Officers under the defined benefit pension plan.

Name of Executive Officer	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Scott M. Quist	None	—	—	—
Garrett S. Sill	None	—	—	—
S. Andrew Quist	None	—	—	—
Adam G. Quist	None	—	—	—
Jason G. Overbaugh	None	—	—	—

RELATED PERSON TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Persons

Our Code of Conduct requires that every employee avoid situations where loyalties may be divided between the Company’s interests and the employee’s own interests. Employees and directors must avoid conflicts of interest that interfere with the performance of their duties or are not in the Company’s best interest.

Pursuant to its written charter, the Audit Committee reviews and approves all “related party transactions” (as such term is used by ASC Topic 850 Related Party Disclosures) involving executive officers and directors, or as otherwise may be required to be disclosed in our financial statements or periodic filings with the Securities and Exchange Commission (SEC) (including under Item 404 of Regulation S-K under the Securities Act of 1933), other than:

●	grants of stock options made by the Board or any committee thereof or pursuant to an automatic grant plan; and
●	payment of compensation authorized by the Board or any committee thereof.

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A Related Person Transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and, as relates to directors or shareholders who have an ownership interest in the Company of more than 5%, the amount involved exceeds $120,000, and in which any Related Person (defined below) had, has or will have a direct or indirect material interest.

A Related Person includes officers, directors, nominees, five percent beneficial owners and their respective immediate family members (which in turn includes person’s spouse, parents, siblings, children, in-laws, step relatives, and any other person sharing the household (other than a tenant or household employee)).

Related Person Transactions include transactions between the Company and its executive officers and directors. We have adopted written policies and procedures regarding the identification of Related Persons and Related Person Transactions and the approval process for such transactions. The Audit Committee considers each Related Person Transaction in light of the specific facts and circumstances presented, including but not limited to the risks, costs and benefits to the Company and the availability from other sources of comparable services or products.

Certain Related Person Transactions

S. Andrew Quist and Adam G. Quist are sons of, and Jason G. Overbaugh is the nephew of, Scott M. Quist, Chairman of the Board, President, and Chief Executive Officer. In 2025, we provided to Messrs. S. Andrew Quist, Adam G. Quist and Jason G. Overbaugh total cash and equity compensation of $1,484,524, $1,399,786 and $737,670, respectively. Refer to the Summary Compensation Table on Page 11 for additional information regarding their compensation. The Board, acting through the Audit Committee, believes that the foregoing Related Party Transactions are reasonable and fair to the Company.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information as of December 31, 2025 with respect to compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance, aggregated as follows: (i) all compensation plans previously approved by security holders; and (ii) all compensation plans not previously approved by security holders.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity compensation plans approved by stockholders (1)	3,144,697 (2)	$6.85 (2)	2,397,748
Equity compensation plans not approved by stockholders	0	—	0

(1)	This reflects the 2022 Equity Incentive Plan (the “2022 Plan”), the 2013 Amended and Restated Stock Option and other Equity Incentive Awards Plan (the “2013 Plan”) and the 2014 Amended and Restated Director Stock Option Plan (the “2014 Director Plan”). The 2022 Plan was approved by the stockholders at the annual stockholders meeting held on June 17, 2022, and authorized a maximum 1,000,000 shares Class A or Class C common stock for issuance thereunder. The authorized shares available for issuance under the 2022 Plan was increased by 3,000,000 shares of Class A and Class C Common Stock (out of which a maximum of 500,000 shares of Class C Common Stock were authorized for issuance) pursuant to a resolution passed by the Board and approved by the stockholders at the annual meeting of the stockholders held on June 27, 2025, resulting in a maximum of 4,000,000 shares of Class A and Class C common stock under the 2022 Plan (out of which a maximum of 1,500,000 shares of Class C common stock were authorized for issuance) (the “2022 Plan Share Reserve”). Any Class A or Class C common stock shares that are subject to awards of options or stock appreciation rights are counted against the Share Reserve as one share for every one share granted. Any Class A or Class C common stock shares that are subject to awards other than options or stock appreciation rights is counted against the 2022 Plan Share Reserve as two shares for every one share granted. The 2013 Plan was approved by the stockholders at the annual stockholders meeting held on July 12, 2013, which reserved 450,000 shares of Class A common stock, of which 150,000 shares of Class C common stock could be issued as an alternative to up to 150,000 shares of Class A common stock. The 2014 Director Plan was approved by stockholders at the annual stockholders meeting held on July 2, 2014, which reserved 150,000 shares of Class A common stock for issuance thereunder. The 2013 Plan was amended by the stockholders at the annual stockholders meeting held on July 1, 2015 to authorize an additional 450,000 shares of Class A common stock to be available for issuance under the Plan, of which up to 200,000 Class C common shares may be issued as an alternative to up to 200,000 shares of Class A common stock. The 2013 Plan was further amended by the stockholders at the annual stockholders meeting held on June 29, 2017 to authorize an additional 500,000 shares of Class A common stock to be available for issuance under the Plan, of which up to 250,000 Class C common shares may be issued as an alternative to up to 250,000 shares of Class A common stock. The 2013 Plan was further amended by the stockholders at the annual stockholders meeting held on June 26, 2020 to authorize an additional 500,000 shares of Class A common stock to be available for issuance under the Plan, of which up to 350,000 Class C common stock may be issued as an alternative to up to 350,000 shares of Class A common stock. The 2014 Director Plan was amended by the stockholders at the annual stockholders meeting held on June 26, 2020 to authorize an additional 100,000 shares of Class A common stock to be available for issuance under the Plan.

(2)	The weighted average exercise prices reflect solely the shares of Class A common stock that will be issued upon exercise of outstanding options.

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Employment Agreement with Scott M. Quist

On December 4, 2012, the Company entered into an employment agreement with Scott M. Quist, Chairman of the Board, President, and Chief Executive Officer of the Company. The agreement was initially for a six-year term beginning on December 4, 2012 and ending on December 4, 2018. The agreement has been extended to December 31, 2030.

Under the terms of the agreement, Mr. Quist is to devote his full time to the Company, serving as Chairman of the Board, President and Chief Executive Officer at not less than his current salary and benefits. In addition, Mr. Quist is required to perform such additional duties as may be assigned to him from time to time by the Company’s Board of Directors. The Company agreed to maintain a group term life insurance policy of not less than $1,000,000 and a whole life insurance policy in the amount of $500,000 on Mr. Quist’s life. In the event of disability, Mr. Quist’s salary would be continued for up to five years at 75% of its current level of compensation.

In the event of a sale or merger of the Company and Mr. Quist is not retained in his current position, the Company would be obligated to continue paying Mr. Quist’s current compensation and benefits for seven years following the merger or sale. The employment agreement further provides that Mr. Quist is entitled to receive annual retirement benefits beginning (i) one month from the date of his retirement (to commence no sooner than age 65), (ii) five years following complete disability, or (iii) upon termination of his employment without cause. These retirement benefits are to be paid for a period of twenty years in annual installments in the amount equal to 75% of his then current level of compensation. In the event that Mr. Quist dies prior to receiving all retirement benefits thereunder, the remaining benefits are to be paid to his heirs. The Company adjusted the accrual by $1,479,348 and $340,557 during the years ended December 31, 2025 and 2024, respectively, to cover the present value of anticipated retirement benefits under the employment agreement. The liability accrued was $8,695,154 and $7,215,806 as of December 31, 2025 and 2024, respectively.

401(k) Retirement Savings Plan

The Company’s Board of Directors adopted its 401(k) Retirement Savings Plan in 1995. All persons who have completed at least one year’s service with the Company and satisfy other plan requirements are eligible to participate in the plan. The Company may contribute at the discretion of the Company’s Board of Directors an Employer Profit Sharing Contribution to the accounts of participants in the plan. Additionally, the Company may match (i) 100% of annual employee contributions to the plan in a total matching contribution amount of up to 3% of an employee’s total annual compensation and (ii) 50% of annual employee contributions to the plan in a total matching contribution amount of up to 4% to 5% of an employee’s annual compensation. All Company matching contributions are invested in the Company’s Class A common stock. The Company’s contribution for 2025 and 2024 was $811,622 and $768,288 respectively, under the plan.

Non-Qualified Deferred Compensation Plan

In 2001, the Company’s Board of Directors adopted its Non-Qualified Deferred Compensation Plan and this plan was amended in 2005 and later amended in 2019 and 2024. Under the terms of the plan, the Company may provide deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended. The Board has appointed a committee of the Company to be the plan administrator and to determine the employees who are eligible to participate in the plan. The employees who participate may elect to defer a portion of their compensation into the plan. The Company may contribute into the plan at the discretion of the Company’s Board of Directors. The Company’s contribution for 2025 and 2024 was $503,654 and nil respectively, under the plan. The investment committee of the Company’s Non-Qualified Deferred Compensation Plan consists of Scott M. Quist, S. Andrew Quist, Adam G. Quist, and Garrett S. Sill. Investment decisions are carried out by the investment committee in accordance with the requirements of the plan. Shares with respect to the Company’s Non-Qualified Deferred Compensation Plan have been placed into a trust and are voted in accordance with the recommendations of the Board of Directors.

NON-QUALIFIED DEFERRED COMPENSATION

The table below sets forth the balances of the non-qualified deferred compensation account of the Named Executive Officers in 2025 and the aggregate balance of deferred compensation of the Named Executive Officers at December 31, 2025.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals	Balance
	In Last FY	In Last FY	in last FY	Distributions	at last FYE
Name	($)	($)	($)	($)	($)

Scott M. Quist	—	—	—	—	$1,624,737	(1)
Garrett S. Sill	—	—	—	—	217,835	(2)
S. Andrew Quist	—	—	—	—	—
Adam G. Quist	—	—	—	—	—
Jason G. Overbaugh	—	—	—	—	271,615	(3)

(1)	Includes 180,326 shares of the Company’s Class A common stock, based on the closing price of $9.01 at December 31, 2025.
(2)	Includes 24,177 shares of the Company’s Class A common stock, based on the closing price of $9.01 at December 31, 2025.
(3)	Includes 30,146 shares of the Company’s Class A common stock, based on the closing price of $9.01 at December 31, 2025.

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2013 Stock Option and Other Equity Incentive Awards Plan

On August 24, 2013, the Company adopted the Security National Financial Corporation 2013 Stock Option Plan (the “2013 Plan”), which reserved 450,000 shares of Class A common stock to be made available for issuance thereunder, of which up to 150,000 shares of Class C common stock could be issued as an alternative to up to 150,000 shares of Class A common stock. The 2013 Plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of the Company. Both “incentive stock options,” as defined under Section 422A of the Internal Revenue Code of 1986 and “non-qualified options” may be granted under the 2013 Plan. The 2013 Plan was approved by the stockholders at the Company’s Annual Meeting, which was held on July 12, 2013.

On July 1, 2015, the stockholders approved an amendment to the 2013 Plan to authorize an additional 450,000 shares of Class A common stock under the 2013 Plan, of which up to 200,000 shares of Class C common stock may be issued as an alternative to up to 200,000 shares of Class A common stock. On June 29, 2017, the stockholders approved an amendment to the 2013 Plan to authorize an additional 500,000 shares of Class A common stock to be available for issuance under the plan, of which up to 250,000 shares of Class C common stock may be issued as an alternative to up to 250,000 shares of Class A Common Stock. On June 26, 2020, the stockholders approved an amendment to the 2013 Plan to authorize an additional 500,000 shares of Class A common stock under the 2013 Plan, of which up to 350,000 shares of Class C common stock may be issued in place of up to 350,000 shares of Class A common stock.

The 2013 Plan is to be administered by the Board of Directors or by a committee designated by the Board. The terms of options granted or stock awards or sales affected under the 2013 Plan are to be determined by the Board of Directors or its committee. No options may be exercised for a term of more than ten years from the date of the grant. Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the Internal Revenue Code, including a requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The 2013 Plan provides that the exercise price for non-qualified options will not be less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company’s Board of Directors.

The 2013 Plan also provides that if the shares of common stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of common stock as a stock dividend on its outstanding common stock, the number of shares of common stock deliverable upon the exercise of options shall be increased or decreased proportionately and an appropriate adjustment shall be made in the purchase price to reflect such subdivision, combination or stock dividend. In addition, the number of shares of common stock reserved for purposes of the 2013 Plan shall be adjusted by the same proportion. No options may be exercised for a term of more than ten years from the date of grant.

The 2013 Plan further provides that an option shall be exercised by giving written notice to the Company. Such notice shall identify the option being exercised and specify the number of shares as to which such option is being exercised, accompanied by payment of the purchase price. The purchase price may be made either in cash or by check or, at the discretion of the Board, through delivery of shares of common stock having a fair market value equal as of the date of the exercise to the cash exercise price of the option or, at the discretion of the Board, through the use of some of the shares for which the option is being exercised (a cashless transaction), or by any combination of the foregoing means of payment.

On December 4, 2015, the Board of Directors approved a resolution to amend the 2013 Plan to include additional equity incentive awards. These additional incentive awards under the plan consist of Stock Appreciation Rights (SARs), Restricted Stock Units (RSUs), and Performance Share Awards. Stock Appreciation Rights are awards that entitle the recipient to receive cash or stock equal to the excess of the Company’s stock price on the date the SAR is exercised over the Company’s stock price on the date the SAR was granted times the number of shares of stock with respect to which the SAR is exercised. Restricted Stock Units entitle the recipient to receive RSUs that require the Company on the distribution dates to transfer to the recipient one unrestricted, fully transferable share of stock for each RSU scheduled to be paid out on that date. Performance Share Awards entitle the recipient to receive stock based on the Company meeting certain performance goals. As amended, the 2013 Plan is now entitled, the “Security National Financial Corporation Amended and Restated 2013 Stock Option and Other Equity Incentive Awards Plan.”

The 2013 Plan had a term of ten years. Given the expiration of the term of the 2013 Plan, no additional awards are authorized for issuance thereunder.

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2014 Director Stock Option Plan

On May 16, 2014, the Company adopted the Security National Financial Corporation 2014 Director Stock Option Plan (the “2014 Director Plan”). The 2014 Director Plan was approved by the stockholders at the Company’s Annual Meeting on July 2, 2014 and replaced the Company’s 2006 Director Stock Option Plan. The 2014 Director Plan provides for the grant by the Company of stock options to directors who are not employees or paid consultants (the “Outside Directors”) to purchase shares of Class A common stock made available for issuance under the plan. The 2014 Director Plan also provides that annually each Outside Director is automatically eligible to receive options to purchase 1,000 shares of the Company’s Class A common stock. On December 1, 2017, the 2014 Director Plan was amended to authorize the Board of Directors to establish, each year, the effective date of such automatic grants.

On March 27, 2020, the Board approved an amendment to the 2014 Director Plan to provide for the cashless exercise of stock options. Prior to the approval of the amendment, the consideration for the shares to be issued upon the exercise of a stock option under the 2014 Director Plan included cash, check, or at the discretion of the Board, through the delivery of shares of common stock having a fair market value equal to the cash exercise price of the option, or a combination of the foregoing. As amended, at the discretion of the Board, the consideration for exercising the option may also include the use of some or all of the shares for which the option is exercised (cashless exercise of the option), or by any combination of the foregoing methods of payment. As a result of the amendment, the 2014 Director Plan is now entitled, “Security National Financial Corporation Amended and Restated 2014 Director Stock Option Plan.” On June 26, 2020, the stockholders approved an amendment to the 2014 Director Plan to authorize an additional 100,000 shares of Class A common stock to be made available for issuance under the plan, thereby increasing the total number of available shares from 150,000 to 250,000.

The primary purposes of the 2014 Director Plan are to enhance the Company’s ability to attract and retain well-qualified persons for service as directors and to provide incentives to such directors to continue their association with the Company.

In the event of a merger of the Company with or into another company, or a consolidation, acquisition of stock or assets, or other change in control transaction involving the Company, each option granted under the 2014 Director Plan becomes exercisable in full, unless such option is assumed by the successor company. In the event the transaction is not approved by a majority of the “Continuing Directors” (as defined in the 2014 Director Plan), each option becomes fully vested and exercisable in full immediately prior to the consummation of such transaction, whether or not assumed by the successor corporation.

The 2014 Director Plan had a term of ten years. Given the expiration of the term of the 2014 Director Plan, no additional awards are authorized for issuance thereunder.

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Stock Purchase Plan

On September 11, 2015, the Board of Directors approved the Company’s Stock Purchase Plan for the mutual benefit of the Company and its stockholders. Under the terms of the Stock Purchase Plan, the Company has the option to purchase shares of Class A common stock from its officers and directors who exercise the stock options granted to them under any of the Company’s stock option plans with the proceeds from such purchases to be used to pay the taxes owed by such officers and directors as a result of the exercise of their stock options. Additionally, the officers and directors who exercise their stock options may, in their discretion, request that the Company purchase shares of their Class A common stock with the proceeds from such sale to be used to pay the taxes owed by such officers and directors as a result of the exercise of their stock options.

The Company is authorized under the Stock Purchase Plan to purchase no more than 60,000 shares of Class A common stock in any calendar year to pay the taxes owed by the officers and directors who exercise their stock options under the Stock Purchase Plan. The Company’s purchase price for the Class A common stock under the Stock Purchase Plan shall be equal to the closing sales price of the Company’s Class A common stock as reported by The Nasdaq National Market on the day that the applicable stock options are exercised by such officers and directors. Under the Stock Purchase Plan, the Company may only purchase shares of Class A common stock from the officers and directors exercising their stock options during a “Trading Window” as defined in the Company’s Insider Trading Policy and Guidelines.

2022 Equity Incentive Plan

On March 25, 2022, the Company’s Board of Directors adopted the 2022 Equity Incentive Plan and it was approved by the Company’s shareholders on June 17, 2022. The purpose of the 2022 Equity Incentive Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards thereunder. A maximum of 1,000,000 shares of Class A or Class C common stock were initially authorized for issuance under the 2022 Equity Incentive Plan (including pursuant to incentive awards). The authorized shares available for issuance under the 2022 Plan was increased by 3,000,000 shares of Class A and Class C Common Stock (out of which a maximum of 500,000 shares of Class C Common Stock were authorized for issuance) pursuant to a resolution passed by the Board and approved by the stockholders at the annual meeting of the stockholders held on June 27, 2025, resulting in a maximum of 4,000,000 shares of Class A and Class C common stock under the 2022 Plan (out of which a maximum of 1,500,000 shares of Class C common stock were authorized for issuance). Awards under the 2022 Equity Incentive Plan are subject to the discretion of the Board and the Compensation Committee. The 2022 Equity Incentive Plan has a term of 10 years. In March 2023, the 2022 Equity Incentive Plan was amended and restated to allow vesting periods of less than one year for Restricted Stock and Restricted Stock Unit awards for directors.

Pay versus Performance

Year	Summary Compensation Total for the Principal Executive Officer (“PEO”) (1)	Compensation Actually Paid to the PEO (1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEO”s) (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Income (in $M)
2025	$2,224,959	$2,224,959	$1,274,036	$945,717	79	$32,152
2024	$1,345,577	$1,407,158	$895,083	$930,233	140	$26,536
2023	$1,182,762	$1,258,722	$674,478	$743,230	123	$14,495

(1)	The totals reflected align with the data reported in the Summary Compensation Table as shown on page 11. Scott M. Quist was the PEO for reach of the respective years in the table. The Non-PEO NEO column represents the Company’s NEOs for each respective year. The employees included in Non-PEO NEOs for each year were Garrett S. Sill, Andrew Quist, Adam G. Quist and Jason Overbaugh.
(2)	Compensation actually paid (“CAP”) has been calculated in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned, realized or received by the company NEOs. The amounts reflect the totals from the Summary Compensation Table on page 11 with certain adjustments as described below. The calculation of CAP requires adjustments made to the PEO and Non-PEO NEOs to determine fair value are noted in the table below.

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	2025		2024		2023
Compensation Actually Paid Component	PEO	Non-PEO	PEO	Non-PEO	PEO	Non-PEO
Summary Compensation Table (“SCT”) Total	$2,224,959	$1,274,036	$1,345,577	$895,083	1,182,762	$674,478
Deduction: SCT Option Award Amount	(0)	(431,882)	(203,814)	(209,770)	(104,545)	(116,163)
Addition: Fair value, at the end of the year, of equity awards granted during the year that remain unvested at year-end	-	103,563	-	-	39,650	60,600
Addition: Change in fair value, during the year, of unvested equity awards at the beginning of the year that vested during the year	0	0	265,395	244,920	140,855	124,315
Compensation Actually Paid	$2,224,959	$945,717	$1,407,158	$930,233	$1,258,722	$743,230

Director Compensation

The table below sets forth the compensation of the Company’s non-employee directors for 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
John L. Cook (1)	$47,850	$4,802	$—	—	—	—	$52,652
Gilbert A. Fuller (2)	59,850	4,802	—	—	—	—	64,652
Robert G. Hunter, M.D. (3)	45,600	—	20,274	—	—	—	65,874
Shital A. Mehta (4)	47,850	—	20,274	—	—	—	68,124
H. Craig Moody (5)	47,850	4,802	—_	—	—	—	52,652

(1)	Mr. Cook had options to purchase 60,022 shares of the Company’s Class A common stock and had 3,088 restricted stock units of the Company’s Class A common stock.
(2)	Mr. Fuller had 3,088 restricted stock units of the Company’s Class A common stock.
(3)	Dr. Hunter had options to purchase 81,342 shares of the Company’s Class A common stock.
(4)	Ms. Mehta had options to purchase 45,537 shares of the Company’s Class A common stock.
(5)	Mr. Moody had options to purchase 60,022 shares of the Company’s Class A common stock and had 3,088 restricted stock units of the Company’s Class A common stock.

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Independent Director Compensation

Outside Directors of the Company are currently paid a director’s fee of $49,200 per year ($4,100 monthly) by the Company for their services and are reimbursed for their expenses in attending Board and committee meetings. An additional director fee of $750 is paid to each director for each day of attendance at certain management meetings and each day of attendance at audit committee meetings. Further, the Chairman of our Audit Committee—Gilbert A. Fuller—is paid an additional $12,000 per annum (in addition to the director’s fee) for his services as Chairman of that committee. In 2025, each Outside Director was granted either stock options to purchase 10,400 shares of Class A common stock, or 2,461 restricted stock units, at their election. Upon retirement from the Board, each Outside Director will receive “retirement compensation” equal to one month’s worth of director’s fees for each year of service.

Delinquent Section 16(a) Reports

Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and periodic changes in ownership of the Company’s shares of Class A and Class C common stock with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of stock reports received by the Company with respect to 2025, or written representations from certain reporting persons, the Company believes that its directors, executive officers, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements except with respect to the following: the late filing of a Form 4 on March 31, 2025 for Andrew Quist with respect to one transaction, vested Employee Stock Options, the late filing of a Form 4 filed July 9, 2025 for John Cook with respect to one transaction, vested Director Stock Options, the late filing of a Form 4 filed on July 14, 2025 for Craig Moody with respect to one transaction, vested Director Stock Options, the late filing of a Form 4 filed October 6, 2025 for Craig Moody with respect to one transaction, vested Director Stock Options, the late filing of a Form 4 filed December 9, 2025 for Andrew Quist with respect to one transaction, vested Employee Stock options, the late filing of a Form 4 filed December 16, 2025 for Jeffrey Stephens with respected to one transaction, vested Restricted Stock Units, the late filing of a Form 4 filed December 16, 2025 for John Cook with respect to one transaction, vested Director Stock Options, the late filing of a Form 4 filed December 19, 2025 for Jeffrey Stephens with respect to one transaction, vested Restricted Stock Units, the late filing of a Form 4 filed December 19, 2025 for Robert Hunter with respect to one transaction, vested Director Stock Options, the late filing of a Form 4 filed December 31, 2025 for Garret Sill with respect to one transaction, vested Employee Stock Options, the late filing of a Form 4 filed December 31, 2025 for Andrew Quist with respect to one transaction, vested Employee Stock Options, the late filing of a Form 4 filed December 31, 2025 for Jason Overbaugh with respect to one transaction, vested Employee Stock Options, the late filing of a Form 4 filed January 6, 2026 for Adam Quist for one transaction, vested Employee Stock Options, and the late filing of a Form 4 filed January 15, 2026 for Andrew Quist with respect to one transaction, vested Employee Stock Options. To the best of the Company’s knowledge, there are no known failures to file a required form.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The table below sets forth security ownership information of the Company’s Class A and Class C common stock as of March 31, 2026, (i) for persons who own beneficially more than 5% of the Company’s outstanding Class A or Class C common stock, (ii) for each director of the Company, and (iii) for all executive officers and directors of the Company as a group.

	Class A Common Stock		Class C Common Stock		Class A and Class C Common Stock
	Amount	Percent	Amount	Percent	Amount	Percent
	Beneficially	of	Beneficially	of	Beneficially	of
Name and Address(1)	Owned	Class	Owned	Class	Owned	Class

401(k) Retirement Savings Plan (2)	2,558,800	12.0%	147,942	4.2%	2,706,742	10.9%
M3 Funds, LLC(3)	2,233,648	10.5%	-	-	2,233,648	9.0%
George R. and Shirley C. Quist Partnership, Ltd.(4)	861,857	4.0%	1,334,952	38.3%	2,196,809	8.9%
Scott M. and Lisa J. Quist Family Trust (5)	-	*	1,614,036	46.3%	1,614,036	6.5%
Scott M. Quist(6)(7)	603,809	2.8%	442,903	11.8%	1,046,712	4.2%
Non-Qualified Deferred Compensation Plan(8)	933,983	4.4%	-	-	933,983	3.8%
S. Andrew Quist (9)	196,509	*	586,360	14.8%	782,869	3.1%
Jason G. Overbaugh (10)	248,007	1.2%	305,063	8.2%	553,070	2.2%
Adam G. Quist (11)	80,443	*	555,503	13.8%	635,936	2.5%
Garrett S. Sill(12)	170,832	*	315,437	8.4%	486,269	1.9%
Estate of George R. Quist	120,188	*	109,443	3.1%	229,631	*
Jeffrey R. Stephens(13)	162,865	*	-	-	162,865	*
H. Craig Moody(14)	139,944	*	-	-	139,944	*
John L. Cook(15)	83,927	*	-	-	83,927	*
Robert G. Hunter, M.D.(16)	79,016	*	-	-	79,016	*
Gilbert A. Fuller(17)	41,973	*	-	-	41,973	*
Shital A. Mehta(18)	37,737	*	-	-	37,737	*

All directors and executive officers
(11 persons)	1,845,062	8.5%	2,205,266	41.3%	4,050,328	15.0%

* Less than 1%

(1)	Unless otherwise indicated, the address of each listed stockholder is c/o Security National Financial Corporation, 433 West Ascension Way, 6th Floor, Salt Lake City, Utah 84123.
(2)	The investment committee of the 401(k) Retirement Savings Plan consists of Scott M. Quist, Adam G. Quist and Garrett S. Sill. Individual participants can vote their own shares; otherwise, their shares are voted in accordance with the recommendations of the Board of Directors.

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(3)	Based solely on a report received from Nasdaq, Jason A. Stock, Manager of M3 Partners, LP, a Delaware limited partnership, and M3 Funds, LLC, a Delaware limited liability company, General Partner of M3 Partners, LP; Jason A. Stock, Manager of M3 Funds, LLC; Jason A. Stock, Managing Director of M3F, Inc., a Utah corporation; Jason A. Stock, individually, and William C. Waller, individually, exercise shared voting and investment powers with respect to 2,233,648 shares of the Company’s Class A common stock, or 9.0% of the outstanding shares of the Company’s Class A common stock. The address of all entities and individuals is 2070 E. 2100 S. Suite 250, Salt Lake City, Utah 84109.
(4)	This stock is owned by the George R. and Shirley C. Quist Partnership, Ltd., of which the Scott M. & Lisa J. Quist Family Trust, which is an irrevocable trust, is a general partner and has shared voting and investment powers with respect to such shares.
(5)	This stock is owned by the Scott M. and Lisa J. Quist Family Trust, of which S. Andrew Quist, Amanda J. Nelson and Adam G. Quist are the trustees and, accordingly, exercise shared voting and investment powers with respect to such shares.
(6)	Does not include 1,614,036 shares of Class C common stock owned by Scott M. Quist and Lisa J. Quist Family Trust, of which S. Andrew Quist, Amanda J. Nelson and Adam G. Quist are the trustees and, accordingly, exercise shared voting and investment powers with respect to such shares.
(7)	Mr. Scott Quist is the Company’s Chairman of the Board, President, and Chief Executive Officer. Includes options to purchase 275,935 shares of Class C common stock that are currently exercisable. Mr. Quist’s options to purchase 275,935 shares of Class C common stock may also, at Mr. Quist’s election, consist of options to purchase 275,935 shares of Class A common stock, or any combination thereof. Mr. Quist has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Quist will elect to purchase shares of Class A common stock with respect to such options.
(8)	The investment committee for the Company’s Non-Qualified Deferred Compensation Plan consists of Scott M. Quist, S. Andrew Quist, Adam G. Quist and Garret S. Sill. Investment decisions are carried out by the investment committee in accordance with the requirements of the plan. Shares with respect to the Company’s Non-Qualified Deferred Compensation Plan have been placed into a trust and are voted in accordance with the recommendations of the Board of Directors.
(9)	Mr. Andrew Quist is the Company’s Vice President – Mortgage Operations, General Counsel, and a director. Includes options to purchase 31,803 shares of Class A common stock and options to purchase 479,088 shares of Class C common stock that are currently exercisable. The options to purchase 479,088 shares of Class C common stock may also, at Mr. Quist’s election, consist of options to purchase 479,088 shares of Class A common stock, or any combination thereof. Mr. Andrew Quist has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Quist will elect to purchase shares of Class A common stock with respect to such options.
(10)	Mr. Overbaugh is the Company’s Vice President, National Marketing Director of Life Insurance, and a director. Includes options to purchase 257,287 shares of Class C common stock that are currently exercisable. The options to purchase 257,287 shares of Class C common stock may also, at Mr. Overbaugh’s election, consist of options to purchase 257,287 shares of Class A common stock, or any combination thereof. Mr. Overbaugh has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Overbaugh will elect to purchase shares of Class A common stock with respect to such options.
(11)	Mr. Adam Quist is the Vice President — Life Insurance and Memorial Services, and General Counsel, and a director of the Company. Includes options to purchase 18,565 shares of Class A common stock and options to purchase 555,503 shares of Class C common stock that are currently exercisable. The options to purchase 555,503 shares of Class C common stock may also, at Mr. Quist’s election, consist of options to purchase 555,503 shares of Class A common stock, or any combination thereof. Mr. Adam Quist has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Quist will elect to purchase shares of Class A common stock with respect to such options.

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(12)	Mr. Sill is the Company’s Chief Financial Officer and Treasurer. Includes options to purchase 52,500 shares of Class A common stock and options to purchase 292,721 shares of Class C common stock that are currently exercisable. The options to purchase 292,721 shares of Class C common stock may also, at Mr. Sill’s election, consist of options to purchase 292,721 shares of Class A common stock, or any combination thereof. Mr. Sill has elected to purchase Class C common shares with such options to the extent there are sufficient authorized but unissued Class C common shares available for issuance with respect to such options. Otherwise, Mr. Sill will elect to purchase shares of Class A common stock with respect to such options.
(13)	Mr. Stephens is the Company’s Senior General Counsel and Secretary.
(14)	Mr. Moody is a director of the Company. Includes options to purchase 60,022 shares of Class A common stock granted to Mr. Moody that are currently exercisable.
(15)	Mr. Cook is a director of the Company. Includes options to purchase 60,022 shares of Class A common stock granted to Mr. Cook that are currently exercisable.
(16)	Dr. Hunter is a director of the Company. Includes options to purchase 73,542 shares of Class A common stock granted to Dr. Hunter that are currently exercisable.
(17)	Mr. Fuller is a director of the Company.
(18)	Ms. Mehta is a director of the Company. Includes options to purchase 37,737 shares of Class A common stock granted to Ms. Mehta that are currently exercisable.

The Company’s executive officers and directors, as a group, own beneficially approximately 15.0% of the outstanding shares of the Company’s Class A and Class C common stock.

Certain Relationships and Related Transactions and Director Independence

The Company’s Board of Directors has a written procedure, which requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in the conflict with the interests of the Company.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Discussion and Analysis

Under rules established by the Securities and Exchange Commission (the “Commission”), the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

Executive Compensation Philosophy. The Compensation Committee of the Board of Directors is composed of five directors, all of whom are independent, outside directors. The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. The Company’s executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers.

Executive Compensation Components. The key components of the Company’s compensation program are base salary, an annual incentive award, and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance, and aligns executive officers’ interests with those of stockholders. The Compensation Committee reviews each component of executive compensation on an annual basis.

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Base Salary. Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers. Base pay increases are provided to executive officers based on an evaluation of each executive’s performance, as well as the performance of the Company as a whole. In establishing base salaries, the Compensation Committee not only considers the financial performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership. The Compensation Committee believes that executive officer base salaries for 2025 were reasonable as compared to amounts paid by companies of similar size.

Annual Incentive. The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to attainment of specific Company financial performance. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer’s compensation at risk. Consequently, each year the Compensation Committee establishes potential bonuses for executive officers based on the Company’s achievement of certain financial performance. The Compensation Committee believes that executive officer annual bonuses for 2025 were reasonable as compared to amounts paid by companies of similar size.

Stock Options. The Compensation Committee believes that equity participation is a key component of its executive compensation program. Stock options are granted to executive officers primarily based on the officer’s actual and potential contribution to the Company’s growth and profitability and competitive marketplace practices. Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. Stock options also provide an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company’s Class A common stock occurs over a number of years. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards.

Compensation of Chief Executive Officer. Consistent with the executive compensation policy and components described above, the Compensation Committee determined the salary, bonus and stock options received by Scott M. Quist, Chairman of the Board, President, and Chief Executive Officer of the Company, for services rendered in 2025. Mr. Quist had received a base salary of $897,950 for 2025. Under the Compensation Committee’s rules, the Chief Executive Officer may not be present during voting or deliberations related to his compensation.

COMPENSATION COMMITTEE

H. Craig Moody, Chairman Gilbert A. Fuller
John L. Cook
Shital A. Mehta
Robert G. Hunter, M.D.

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REPORT OF THE AUDIT COMMITTEE

The Company has an Audit Committee consisting of four non-management directors: John L. Cook, H. Craig Moody, Shital A. Mehta and Gilbert A. Fuller (Chairman of the committee). Each member of the Audit Committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards.

During the year 2025, the Audit Committee met three times. The Audit Committee has met with management and discussed the Company’s internal controls, the quality of the Company’s financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee met with the Company’s independent registered public accountants, Deloitte & Touche LLP, and discussed all matters required to be discussed by the auditors with the Audit Committee under the Statement on Auditing Standards No. 114 (communication with audit committees). The Audit Committee reviewed and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and Public Company Accounting Oversight Board Rule No. 3526 (Communication with Audit Committees Concerning Independence), and considered with the auditors whether any non-audit services provided by them to the Company during 2025 was compatible with the auditors’ independence.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for the integrity of the Company’s internal controls and its financial statements and reports, and the Company’s independent auditors, who are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE

Gilbert A. Fuller, Chairman
H. Craig Moody
John L. Cook
Shital A. Mehta

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PROPOSAL 2 – the amendment of the Company’s 2022 Equity Incentive Plan to provide that UP TO 500,000 of the shares previously authorized to be issued only as Class A common stock may Instead be issued as Class C common stock

The Board of Directors is asking the Company’s stockholders to approve an amendment to the Company’s 2022 Equity Incentive Plan at the Annual Meeting. On March 13, 2026, the Board approved the amendment to the 2022 Equity Incentive Plan. The amendment of the Company’s 2022 Equity Incentive Plan provides that up to 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock. The amendment does not otherwise propose to change the total authorized shares available for issuance under the Company’s 2022 Equity Incentive Plan. Subject to stockholder approval of the amendment of the 2022 Equity Incentive Plan, 500,000 shares that previously could only be issued only as Class A common stock may instead be issued as Class C common stock.

At the Company’s 2025 Annual Shareholders Meeting, the shareholders approved an amendment to the 2022 Equity Incentive Plan to authorize an additional 3,000,000 shares of Class A and Class C common stock (out of which a maximum of 500,000 shares of Class C common stock were authorized for issuance). As of March 1, 2026, the Company had yet to issue awards with respect to 1,896,335 of the shares of Class A Common Stock authorized for issuance under the Plan and had issued awards with respect to all but 4,207 Class C shares of Common Stock authorized for issuance under the Plan.

Class A shares have different voting rights than the Class C shares. According to the Company’s Articles of Incorporation, the Class A stockholders, voting separately as a class, elect one-third of the directors to be elected at meetings held for the election of directors. The remaining directors are elected by the Class A and Class C stockholders voting together, with each share of Class A common stock having one vote and each share of Class C common stock having ten votes. With respect to other matters, the Class A common stockholders and Class C common stockholders generally vote together, with each share of Class A common stock having one vote and each share of Class C common stock having ten votes, with certain exceptions under the Articles and under law requiring separate voting by class. If the stockholders approve the amendment to the 2022 Equity Incentive Plan to provide that 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock, it will potentially change the voting power of the shares issuable under the 2022 Equity Incentive Plan. For example, if the 500,000 shares previously authorized to be issued only as Class A common stock are authorized to be issued as Class C common stock and all 500,000 of those shares are in fact issued as Class C common stock instead of Class A common stock, there would be 500,000 fewer Class A shares voting with respect to the election of the one-third of the directors elected by the Class A common stockholders voting separately as a class than there otherwise would have been, and 4,500,000 additional votes in the election of the remaining directors and other proposals where the Class A and Class C common stockholders vote together.

The Board believes that approving the amendment to the 2022 Equity Incentive Plan is in the best interests of the stockholders. The Board has unanimously approved the proposed amendment to the 2022 Equity Incentive Plan and recommends that the Company’s stockholders adopt and approve the proposed amendment to the 2022 Equity Incentive Plan at the Annual Meeting to provide the Company with the continued ability to grant a variety of equity awards to help attract, motivate and retain officers, directors and employees of the Company and its subsidiaries. If the stockholders approve the amendment to the 2022 Equity Incentive Plan at the Annual Meeting, the amendment will be effective as of the date of the Annual Meeting.

The purpose of the amendment to the 2022 Equity Incentive Plan is to promote the success and enhance the value of the Company by aligning the financial interests of the officers, employees and members of the Board with those of stockholders and by providing these individuals with an incentive to work to enhance stockholder value. The 2022 Equity Incentive Plan also provides an incentive for officers, directors and employees to create stockholder value over the long term since the full value of their compensation package cannot be realized unless an appreciation in the price of the Company’s common stock occurs over a number of years. The 2022 Equity Incentive Plan is also intended to provide the Company with flexibility in creating ways to attract, motivate, and retain the services of its officers, directors and employees.

As explained in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company grants its officers and employees equity participation in the Company. The 2022 Equity Incentive Plan provides officers and employees with opportunities to purchase stock in the Company pursuant to incentive stock options, and officers, directors, employees and consultants of the Company with opportunities to purchase stock in the Company pursuant to non-qualified options, stock awards, and direct purchasers of stock in the Company. Neither the Board nor the Compensation Committee has retained any consultant to provide any analysis or opinion in connection with the amendment to the 2022 Equity Incentive Plan.

In order to continue to make desired grants in accordance with the compensation philosophy adopted by the Board and the Compensation Committee, the Board has approved and is requesting the stockholders to approve the amendment to the 2022 Equity Incentive Plan. The Board believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company’s growth strategy.

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PROPOSAL 3 – APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables the Company’s stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. Thus, pursuant to Section 14A of the Securities Exchange Act of 1934, the Company is asking stockholders for an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables, and related narrative discussion included in this Proxy Statement.

As discussed in the Compensation Discussion and Analysis, the Company designs its compensation programs to maintain a performance- and achievement-oriented environment throughout the Company. The goals of the Company’s executive compensation program are to provide total compensation that is competitive in the market place and that rewards successful financial performance in order to attract, retain, and motivate highly-qualified executive officers and other key employees who contribute to the Company’s long-term success, to align executive compensation with the Company’s business objectives and performance, and to motivate executive officers to enhance long-term stockholder value.

Consistent with these goals and as discussed in the Compensation Discussion and Analysis, the Compensation Committee has designed guiding principles to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers.

The Company is asking its stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity to express their views on the compensation of the Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, the Board of Directors asks the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, and the other related tables and disclosures.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Board of Directors, or the Compensation Committee. The Board of Directors and the Compensation Committee value the opinions of the Company’s stockholders and will take into account the outcome of this vote in considering future compensation arrangements for the Named Executive Officers.

The Board of Directors recommends that the stockholders vote “FOR” approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers.

32

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The independent public accounting firm of Deloitte & Touche LLP has been the Company’s independent registered public accountants since June 1, 2017. The Audit Committee recommended and the Board of Directors appointed Deloitte & Touche LLP for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2026. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be provided an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2026.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the fees of the Company’s current independent auditors, Deloitte & Touche LLP, billed to the Company for each of the last two fiscal years for audit and other services. These fees were reviewed and approved by the Audit Committee of the Board of Directors:

Fee Category	2025	2024
Audit Fees (1)	$1,338,650	$1,087,915
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
	$1,338,650	$1,087,915

(1)

Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory requirements for the years ended December 31, 2025 and 2024.

(2)	Audit related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees”. These fees include review of registration statements, and audits of the Company’s ESOP and 401(k) Plans.
(3)	Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
(4)	All other fees consist of aggregate fees billed for products and services by the independent auditors, other than those disclosed above.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Stockholders are referred to the Company’s Annual Report, including financial statements, for the fiscal year ended December 31, 2025. The 2025 Annual Report is not included with this Proxy Statement. Please go online to review the Company’s 2025 Annual Report at www.securitynational.com/annualmeeting. The Company will provide, without charge to each stockholder upon request, the 2025 Annual Report as filed with the United States Securities and Exchange Commission for the fiscal year ended December 31, 2025. Such requests should be directed to the Company’s Corporate Secretary, by email addressed to contact@securitynational.com or by regular mail addressed to Security National Financial Corporation, 433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123.

33

DEADLINES FOR RECEIPT OF STOCKHOLDER’S PROPOSALS AND PROXY ACCESS NOMINEES FOR ANNUAL MEETING TO BE HELD IN 2027

Notice of stockholder proposals, director nominations and other items of business for the Company’s Annual Meeting of Stockholders to be held in 2027 must be delivered to, or mailed and received at, the principal executive office of the Company (433 Ascension Way, 6th Floor, Salt Lake City, Utah 84123) no earlier than January 27, 2027 and no later than February 26, 2027, must be in the proper form and must include the information as required by our Bylaws (and, for stockholder proposals, the information as mandated in SEC Regulation 14A, Rule 14a-8 – Shareholder Proposals).

By order of the Board of Directors,

/s/ Jeffrey R. Stephens
Jeffrey R. Stephens
Secretary

April 28, 2026
Salt Lake City, Utah

34

Security National

Family of Companies

SECURITY NATIONAL FINANCIAL CORPORATION
ATTN: WENDEE ADAMS
P.O. BOX 57220
SALT LAKE CITY, UT 84157

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 25, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 25, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84128-P46346 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SECURITY NATIONAL FINANCIAL CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the three directors to be voted upon by Class A common stockholders voting separately as a class.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Scott M. Quist
02) Gilbert A. Fuller
03) Adam G. Quist

To elect the remaining six directors to be voted upon by Class A and Class C common stockholders together.

Nominees:

04) Shital A. Mehta
05) John L. Cook
06) S. Andrew Quist
07) Robert G. Hunter, M.D.
08) Jason G. Overbaugh
09) H. Craig Moody

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V84129-P46346

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS A COMMON STOCK

The undersigned Class A common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on Friday, June 26, 2026, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123, beginning at 10:00 a.m., Mountain Time, and hereby appoints Messrs. Scott M. Quist, S. Andrew Quist, and Adam G. Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, and hereby ratifies and confirms all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side

Security National

Family of Companies

SECURITY NATIONAL FINANCIAL CORPORATION
ATTN: WENDEE ADAMS
P.O. BOX 57220
SALT LAKE CITY, UT 84157

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 25, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 25, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84130-P46346 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SECURITY NATIONAL FINANCIAL CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the six directors to be voted upon by Class A and Class C common stockholders together.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Shital A. Mehta
02) John L. Cook
03) S. Andrew Quist
04) Robert G. Hunter, M.D.
05) Jason G. Overbaugh
06) H. Craig Moody

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V84131-P46346

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS C COMMON STOCK

The undersigned Class C common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on Friday, June 26, 2026, at 433 Ascension Way, 1st Floor, Salt Lake City, Utah 84123, beginning at 10:00 a.m., Mountain Time, and hereby appoints Messrs. Scott M. Quist, S. Andrew Quist, and Adam G. Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, and hereby ratifies and confirms all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side